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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 15, 2003
                                                         -----------------



                             NESCO Industries, Inc.
             (Exact name of registrant as specified in its charter)


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
         Nevada                             000-28307                           13-3709558
---------------------------         --------------------------            --------------------------
(State or other jurisdiction                (Commission                        (IRS Employer
 of Incorporation)                           File Number)                    Identification No.)

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22-09 Queens Plaza North, Long Island City, New York                  11101
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       (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code            718/752-2400
                                                              ------------


          (Former name or former address, if changed since last report)


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Item 5.       Other.

On January 15, 2003, National Abatement Corp., a wholly-owned subsidiary of the Company ("NAC"), and its employee were charged with violation of the Clean Air Act in a federal indictment filed in the United States District Court for the Southern District of New York. The indictment, which relates to work performed in January 1998, alleges that NAC and the employee caused asbestos material to be stripped from a building without adequately wetting it, failed to lower the asbestos material to the floor without dropping or otherwise damaging it, and did not keep asbestos material that had been removed wet until it was collected and contained. NAC would be subject to a monetary penalty if found guilty. NAC denies all the charges.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NESCO INDUSTRIES, INC.

Dated:  January 21, 2003            By: /s/ Michael J. Caputo
                                        ------------------------------------
                                       Michael J. Caputo
                                       President